

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating Partners 1992-C, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended March 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   MAR-31-1997
<CASH>                                         421,321
<SECURITIES>                                   0
<RECEIVABLES>                                  841,462
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               1,276,193
<PP&E>                                         13,336,106
<DEPRECIATION>                                 (9,703,659)
<TOTAL-ASSETS>                                 5,386,496
<CURRENT-LIABILITIES>                          187,356
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     4,682,710
<TOTAL-LIABILITY-AND-EQUITY>                   5,386,496
<SALES>                                        750,321
<TOTAL-REVENUES>                               761,141
<CGS>                                          0
<TOTAL-COSTS>                                  458,711<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                233,478
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            233,478
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   233,478
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


